Exhibit 99.1 Blackstone Secured Lending Fund Reports Second Quarter 2024 Results NEW YORK — August 7, 2024 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its second quarter 2024 results. Brad Marshall and Jonathan Bock, Co-Chief Executive Officers of Blackstone Secured Lending Fund, said, “BXSL reported the best quarterly earnings on a dollar basis, the highest net asset value per share, and the most active quarter for originations since our IPO in 2021. Credit performance remains strong, underpinned by what we believe is a defensive portfolio that is 98.6% first lien, senior secured debt, reflecting a loan-to-value ratio of approximately 47%. We are confident in BXSL’s positioning and our ability to deploy capital effectively in a dynamic market environment.“ Blackstone Secured Lending Fund issued a full detailed presentation of its second quarter 2024 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company's Board of Trustees has declared a third quarter 2024 dividend of $0.77 per share to shareholders of record as of September 30, 2024, payable on or about October 25, 2024. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1680432&tp_key=d231aae495 Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 1 T 212 583 5000

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of June 30, 2024, BXSL’s fair value of investments was approximately $11.3 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC- registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1.1 trillion of assets under management as of June 30, 2024. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts Investors Media Stacy Wang, Head of Stakeholder Relations Thomas Clements Blackstoneshareholderrelations@blackstone.com Thomas.Clements@blackstone.com 2 +1 888-756-8443 +1 646-482-6088

Blackstone Secured Lending Fund Second Quarter 2024 Results AUGUST 7, 2024 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10-Q for the period ended June 30, 2024. Numbers are approximate and may not add up due to rounding.

HIGHLIGHTS § BXSL is designed with the aim to protect capital with a senior secured debt focus (1) § Powerful earnings capacity as the portfolio of 98.8% floating rate debt continued to benefit from an elevated interest rate environment § Portfolio is well positioned with investments in companies with healthy fundamentals and only two issuers on non-accrual Earnings Highlights Strong Dividend Capital Protection BXSL’s asset-liability structure is efficient Consistent regular dividend supported by strong Senior secured positions further insulated earnings power by strong sponsor relationships 13.2% 11.3% 98.6% (2) (3) (1) 2Q’24 annualized NII return 2Q’24 dividend yield based on NAV First lien, senior secured debt $0.89 $0.77 47.4% (5)(6) 2Q’24 NII per share 2Q’24 dividend declared Average loan-to-value Consistent, disciplined focus on low-leverage loans to strong sponsors $1.01 116% 0.3% (4) (7) 2Q’24 Net income per share 2Q’24 dividend Coverage Non-accrual debt investments Note: All figures in this presentation are as of June 30, 2024, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change. BXSL’s manager is a subsidiary of Blackstone Inc. (1) Based on the fair market value of the portfolio as of June 30, 2024. Debt investments, excluding non-accrual debt investments, are 99.8% floating rate and debt investments represent 99.1% of total investments based on the fair market value of the portfolio as of June 30, 2024. (2) Annualized net investment income (“NII”) return is calculated as the 2Q’24 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period. (3) 2Q’24 Dividend yield is calculated as the 2Q’24 dividend ($0.77) annualized and divided by the ending NAV per share on June 30, 2024 ($27.19). (4) 2Q’24 Dividend coverage is calculated as 2Q’24 net investment income per share ($0.89) divided by 2Q’24 regular dividend per share ($0.77). (5) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. (6) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each 4 respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value. (7) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent 0.2% of total investments.

SECOND QUARTER RESULTS

Earnings Summary	▪ Net investment income of $173 million, or $0.89 per share in the quarter, compared to $0.87 per share in the prior quarter and $1.06 per share in 2Q 2023 ▪ Net income of $196 million, or $1.01 per share in the quarter, compared to $0.96 per share in the prior quarter and $0.90 per share in 2Q 2023 ▪ Regular dividend of $0.77 per share, representing a dividend yield of 11.3%(1) ▪ Net asset value of approximately $5.4 billion, or $27.19 per share at quarter-end, an increase of 1.2% compared to $26.87 per share at prior quarter-end ▪ Total return of 11.4% annualized inception to date and 3.9% for the quarter(2)
Portfolio and Investment Activity	▪ Weighted average yield on debt investments at fair value of 11.6% at quarter-end, compared to 11.8% as of prior quarter-end(3) ▪ New investment commitments in the quarter of $1.3 billion at par, $0.9 billion funded ▪ Proceeds from sales and repayments of $89 million, which generated net realized gains on investments of $0.2 million in the quarter
Liquidity Update	▪ $1.2 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity)(4) ▪ 1.13x leverage at quarter-end and average leverage of 1.09x(5) ▪ 46% fixed rate, unsecured debt with a weighted average coupon of 2.88%(6) ▪ Total weighted average interest rate on drawn debt of 5.26%(7) in 2Q 2024 and a weighted average maturity on debt facilities of approximately 2.9 years

(1) 2Q'24 Dividend yield is calculated as the 2Q'24 dividend ($0.77) annualized and divided by the ending NAV per share on June 30, 2024 ($27.19).
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized.
(3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.
(4) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility's borrowing base. As of June 30, 2024, $0.9 billion of capacity is undrawn and $0.9 billion is available to borrow.
(5) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets.
(6) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments.
(7) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, and amortization of deferred financing costs on revolving credit facilities) was 5.38% during the quarter.

5

SECOND QUARTER 2024 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	2Q'23	2Q'24	2Q'23 LTM	2Q'24 LTM
Operating results				
Net investment income	$ 171	$ 173	$ 597	$ 672
Net income	145	196	502	708
Net investment income per share	1.06	0.89	3.69	3.67
Net income per share	0.90	1.01	3.10	3.86
Regular dividends per share	0.70	0.77	2.60	3.08
Special dividends per share	-	-	0.20	-
Annualized net investment income return[1]	16.2%	13.2%	14.3%	14.0%
Total return based on NAV[2]	3.4%	3.9%	13.0%	15.1%
Portfolio activity				
New investment commitments, at par	$ 144	$ 1,287	$ 702	$ 4,153
New investment fundings	117	891	629	2,874
Investments sold and repaid	(465)	(89)	(1,401)	(1,007)

	6/30/2023	6/30/2024
Balance sheet		
Investments at fair value	$ 9,289	$ 11,294
Total debt outstanding, carrying value[3]	4,978	6,084
Total debt outstanding, principal	5,008	6,112
Net asset value	4,350	5,395
Net asset value per share	26.30	27.19
Ending debt-to-equity[3]	1.15x	1.13x
Average debt-to-equity[3]	1.26x	1.09x
% First lien	98.4%	98.6%
Weighted average yield on debt and income producing investments, at fair value[4]	11.8%	11.6%
Number of portfolio companies	180	231

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

6

PORTFOLIO CHARACTERISTICS

98.6%
of investments are first lien, senior secured debt[1]

98.8%
of investments are floating rate debt[1]

$11.3B
investments at fair value

47.4%
average loan-to-value (LTV)[2][3]

231
portfolio companies

0.3%
non-accrual debt investments[4]

Portfolio Predominantly First Lien Debt[1]



Second Lien Debt 0.4%
Unsecured Debt 0.1%
Equity 0.9%
First Lien Debt 98.6%

Portfolio Company Weighted Average Statistics[3]

($ in millions, unless otherwise noted)



$721
$773
$183
$206
46.5%
47.4%
2Q'23
2Q'24
2Q'23
2Q'24
2Q'23
2Q'24
Revenue(5)
LTM EBITDA(6)
Loan-to-Value(2)

(1) Based on the fair market value of the portfolio as of June 30, 2024. Debt investments, excluding non-accrual debt investments, are 99.8% floating rate and debt investments represent 99.1% of total investments based on the fair market value of the portfolio as of June 30, 2024.
(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.
(4) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent 0.2% of total investments.
(5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL.
(6) EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM").

7

PORTFOLIO CONSTRUCTION § Broad industry representation with largest exposures in software, health care providers & services, professional services and commercial services & supplies § Diversified portfolio across issuers with no single issuer accounting for more than 4% of the portfolio (1)(2) (1)(3) Top Ten Portfolio Companies Top Ten Industries (as of June 30, 2024) (as of June 30, 2024) Medallia, 3% Snoopy Bidco, 3% Software 18% Identity Digital (fka Donuts), 3% Guidehouse, 3% Health Care Providers & Services 10% Cambium, 3% Professional Services 9% JSS, 3% Commercial Services & Supplies 7% Stamps.com, 2% Corfin, 2% Insurance 6% Bazaarvoice, 2% Distributors 5% Edifecs, 2% Aerospace & Defense 5% Health Care Technology 5% Remainder of Portfolio, 74% (221 portfolio companies) IT Services 4% Diversified Consumer Services 4% Note: Amount may not sum due to rounding. (1) Based on the fair market value of the portfolio. (2) 231 portfolio companies. 8 (3) 36 individual industries.

DIVIDEND COVERAGE HISTORY (1) § Regular dividend of $0.77 per share, representing an annualized dividend yield of 11.3% (2) § Our dividend is exceeded by net investment income, with a dividend coverage ratio of 116% (3) Historical Quarterly Dividends Per Share ($) (1) 7.7% 7.6% 8.1% 8.1% 8.2% 9.3% 9.3% 10.7% 10.6% 11.6% 11.6% 11.5% 11.3% Regular Dividend Yield (2) 106% 126% 126% 115% 117% 133% 150% 133% 151% 123% 125% 113% 116% Regular Dividend Coverage (1) Dividend yield is calculated as the dividend recorded during a specific quarter annualized and divided by the ending NAV per share. 9 (2) Dividend coverage is calculated as net investment income per share during a specific quarter divided by regular dividend per share recorded during the same quarter. (3) Reflects historical dividends for last three years.

SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

	2Q'23	2Q'24	2Q'23 LTM	2Q'24 LTM
Investment Income				
Interest Income	$ 274	$ 303	$ 979	$ 1,147
Payment-in-kind interest income	11	23	42	69
Dividend income	0	0	4	0
Fee Income	5	1	9	3
Total investment income	$ 290	$ 327	$ 1,033	$ 1,219
Operating Expenses				
Interest expense	$ 66	$ 79	$ 251	$ 279
Management fees	24	28	99	103
Income based incentive fees	34	37	120	143
Capital gains incentive fees	(4)	3	(14)	6
Other operating expenses	4	3	15	14
Total expenses	$ 125	$ 151	$ 471	$ 545
Management fee waived	(6)	-	(25)	(8)
Incentive fee waived	(5)	-	(17)	(6)
Net expenses before excise tax	114	151	429	531
Excise tax expense	5	3	8	16
Total expenses after excise tax	119	154	437	547
Net investment income	$ 171	$ 173	$ 596	$ 672
Net Realized and Unrealized Gains (Losses)				
Net realized gain (loss)	11	2	50	6
Net change in unrealized appreciation (depreciation)	(37)	21	(145)	30
Net realized and unrealized gains (losses)	(27)	23	(95)	36
Net increase (decrease) in net assets resulting from operations	$ 145	$ 196	$ 501	$ 708
Per Share Data[(1)]				
Net investment income (basic and diluted)	$ 1.06	$ 0.89	$ 3.69	$ 3.67
Earnings (loss) per share (basic and diluted)	0.90	1.01	3.10	3.86
Dividends declared per share (regular)	0.70	0.77	2.60	3.08
Dividends declared per share (special)	-	-	0.20	-
Weighted average shares outstanding (basic and diluted)	161,079,263	193,908,352	N/A	N/A

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

10

SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 6/30/2023 3/31/2024 6/30/2024 Assets Investments at fair value $ 9,289 $ 10,439 $ 11,294 Cash and cash equivalents 147 148 2 91 Interest receivable 75 103 114 Receivable from broker - - 2 Deferred financing costs 16 15 13 Receivable for investments sold 45 0 53 Receivable for shares sold 0 - 2 Derivative assets at fair value - - 2 Total Assets $ 9, 572 $ 10,705 $ 1 1,770 Liabilities & Net Assets Debt (net of unamortized debt issuance costs) $ 4,978 $ 5,274 $ 6,084 Payable for investments purchased 20 19 6 Due to affiliates 12 9 8 Management fees payable 18 26 28 Income based incentive fee payable 30 36 37 Capital gains incentive fee payable - 3 6 Interest payable 45 30 44 Distribution payable 11 6 148 153 Accrued expenses and other liabilities 4 4 8 Total Liabilities $ 5,222 $ 5,549 $ 6 ,376 Total Net Assets $ 4, 350 $ 5,156 $ 5,395 Total Liabilities and Net Assets $ 9,572 $ 10,705 $ 11,770 Net Asset Value per share $ 26.30 $ 26.87 $ 27.19 11

INVESTMENT ACTIVITY

- Net funded investment activity of $0.8 billion in the quarter:
  - New investment commitments of approximately $1.3 billion at par, and investment fundings of $0.9 billion
  - Proceeds from sales and repayments of $89 million

Originations and Fundings

($ in millions)



$144
$117
$656
$390
$1,038
$874
$1,173
$719
$1,287
$891
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Investment commitments
Investment fundings

Investment Activity Summary

($ in millions, unless otherwise noted)

		2Q'24
Investment commitments, at par	$	1,287
Investment fundings		891
Investments sold		(0)
Investments repaid		(89)
Net funded investment activity	**$**	**801**
Average new investment commitment	$	27
Number of new portfolio companies		23
Weighted average yield of new investments [1]		10.9%
Weighted average yield on investments fully sold or paid down [1]		11.7%

(1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

12

FUNDING PROFILE § Well-structured, diversified, efficient capital structure with significant available liquidity (1) § Well positioned for the current environment with 46% of fixed rate unsecured liabilities, at a weighted average coupon of 2.88% and only $800 million of debt maturities within the next two years § BXSL maintains its investment grade corporate credit ratings: Baa3/Positive from Moody’s, BBB-/Stable from S&P, and BBB/Stable (2) from Fitch , with recent upgrade from Fitch in 1Q 2024 Funding Profile 73% ($ in millions) Available Cash of assets funded by unsecured debt $291 and equity Undrawn Borrowing Capacity (subject to $888 (3) borrowing base availability) Unsecured Notes $1.2B (1) $3,200 (2.88% weighted average coupon on fixed rate notes ; of available liquidity provides material November 2027 Notes swapped to SOFR + 1.38%) (3) capacity Total Debt: $6,112 Asset Based Facilities $1,568 (SOFR + 1.70% - 2.525%) $7.0B Secured Revolver $1,343 of total committed debt (4) (SOFR + 1.75% - 1.875% (+ 10bps CSA) ) 5.26% (5) weighted average interest rate Equity $5,395 2.9 years weighted average maturity 1 (1) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments. (2) As of June 30, 2024. BXSL has an investment grade credit rating of BBB / Stable outlook from Fitch, upgraded on March 26, 2024, an investment grade credit rating of Baa3 / Positive outlook from Moody’s, provided on September 5, 2023, and an investment grade credit rating of BBB- / Stable from S&P, reiterated on June 18, 2024. The underlying loans in BXSL are not rated. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Company. Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. (3) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of June 30, 2024, $0.9 billion of capacity is undrawn and $0.9 billion is available to borrow. (4) Interest rate is SOFR + 1.750% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing. 13 (5) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, and amortization of deferred financing costs on revolving credit facilities) was 5.38% during the quarter.

Supplemental Details 14

SECOND QUARTER 2024 NET ASSET VALUE BRIDGE $0.89 $0.08 $27.19 $0.12 $(0.77) $26.87 3/31/24 NAV Net investment Regular dividend Net realized and unrealized Net increase from capital share 6/30/24 NAV (2) (1) (1) income declared gain (loss) transactions (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 15

SUMMARY OF OPERATING RESULTS – COMPARATIVE

($ in millions, except share and per share data)

	2Q'23	3Q'23	4Q'23	1Q'24	2Q'24
Investment Income					
Interest Income	$ 274	$ 272	$ 288	$ 283	$ 303
Payment-in-kind interest income	11	11	15	20	23
Dividend income	0	0	0	-	0
Fee Income	5	1	1	0	1
Total investment income	$ 290	$ 284	$ 304	$ 304	$ 327
Operating Expenses					
Interest expense	$ 66	$ 65	$ 68	$ 67	$ 79
Management fees	24	24	25	26	28
Income based incentive fees	34	33	36	36	37
Capital gains incentive fees	(4)	1	(1)	3	3
Other operating expenses	4	5	3	3	3
Total expenses	$ 125	$ 129	$ 131	$ 135	$ 151
Management fee waived	(6)	(6)	(2)	-	-
Incentive fee waived	(5)	(5)	(2)	-	-
Net expenses before excise tax	114	118	128	135	151
Excise tax expense	5	5	4	3	3
Total expenses after excise tax	119	123	132	138	154
Net investment income	$ 171	$ 161	$ 172	$ 166	$ 173
Net Realized and Unrealized Gains (Losses)					
Net realized gain (loss)	11	(11)	8	6	2
Net change in unrealized appreciation (depreciation)	(37)	21	(23)	12	21
Net realized and unrealized gains (losses)	(27)	10	(15)	18	23
Net increase (decrease) in net assets resulting from operations	$ 145	$ 171	$ 157	$ 184	$ 196
Per Share Data[(1)]					
Net investment income (basic and diluted)	$ 1.06	$ 0.95	$ 0.96	$ 0.87	$ 0.89
Earnings (loss) per share (basic and diluted)	0.90	1.01	0.88	0.96	1.01
Dividends declared per share (regular)	0.70	0.77	0.77	0.77	0.77
Weighted average shares outstanding (basic and diluted)	161,079,263	169,843,500	178,811,415	190,599,849	193,908,352

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

16

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	2Q'23	3Q'23	4Q'23	1Q'24	2Q'24
Operating results					
Net investment income	$ 171	$ 161	$ 172	$ 166	$ 173
Net income	145	171	157	184	196
Net investment income per share	1.06	0.95	0.96	0.87	0.89
Net income per share	0.90	1.01	0.88	0.96	1.01
Regular dividends per share	0.70	0.77	0.77	0.77	0.77
Annualized net investment income return[1]	16.2%	14.4%	14.5%	13.1%	13.2%
Quarterly total return based on NAV[2]	3.4%	3.8%	3.3%	3.4%	3.9%
Portfolio activity					
New investment commitments, at par	$ 144	$ 656	$ 1,038	$ 1,173	$ 1,287
New investment fundings	117	390	874	719	891
Investments sold and repaid	(465)	(205)	(526)	(187)	(89)

	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24
Balance sheet					
Investments at fair value	$ 9,289	$ 9,500	$ 9,868	$ 10,439	$ 11,294
Total debt outstanding, carrying value[3]	4,978	4,962	4,912	5,274	6,084
Total debt outstanding, principal	5,008	4,990	4,938	5,298	6,112
Net asset value	4,350	4,603	4,952	5,156	5,395
Net asset value per share	26.30	26.54	26.66	26.87	27.19
Ending debt-to-equity[3]	1.15x	1.08x	1.00x	1.03x	1.13x
Average debt-to-equity[3]	1.26x	1.11x	1.05x	0.98x	1.09x
% First lien	98.4%	98.4%	98.5%	98.5%	98.6%
Weighted average yield on debt and income producing investments, at fair value[4]	11.8%	11.9%	12.0%	11.8%	11.6%
Number of portfolio companies	180	188	196	210	231

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

17

FUNDING SOURCES SUMMARY

- $1.2B of liquidity in cash and undrawn debt (subject to borrowing base availability) as of June 30, 2024[1]
- Subsequent Event: BXSL upsized its Revolving Credit Facility by $300M, and simultaneously dropped the drawn spread by 0.225% to SOFR + 1.525% and unused fee by 0.05% to 0.325%

($ in millions)

	Counterparty and Initial Date Entered	Interest Rate	Maturity Date	Principal Committed	Total Outstanding (Par)
Jackson Hole Funding	JPM – 11/16/18	SOFR + 2.525%[2]	5/17/2027	$500	$400
Breckenridge Funding	BNP – 12/21/18	SOFR + 1.700% - 2.300%[3]	12/21/2026	$1,025	$768
Big Sky Funding	BOA – 12/10/19	SOFR + 1.800%[4]	9/30/2026	$500	$400
Revolving Credit Facility[5][9] (Syndicated)	Citi – 6/15/20	SOFR + 10bps, CSA + 1.750% - 1.875%[6]	6/28/2028	$1,775	$1,343
2026 Notes	10/23/2020	3.625%	1/15/2026	$800	$800
New 2026 Notes	3/16/2021	2.750%	9/16/2026	$700	$700
2027 Notes	7/23/2021	2.125%	2/15/2027	$650	$650
2028 Notes	9/30/2021	2.850%	9/30/2028	$650	$650
November 2027 Notes	5/20/2024	5.875%[8]	11/15/2027	$400	$400
Total		5.26%[7]		$7,000	$6,112

(1) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility's borrowing base. As of June 30, 2024, $0.9 billion of capacity is undrawn and $0.9 billion is available to borrow.
(2) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 2.375% per annum. As of June 30, 2024, the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility.
(3) Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral.
(4) Until September 25, 2024. From and after September 25, 2024, a range between SOFR + 2.10% and SOFR + 2.45% per annum depending on the nature of the collateral securing the advances.
(5) Commitments of certain lenders in the amount of $200 million mature on June 28, 2027.
(6) Interest rate is SOFR + 1.75% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing.
(7) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, and amortization of deferred financing costs on revolving credit facilities) was 5.38% during the quarter.
(8) In connection with the November 2027 Notes, the Company entered into an interest rate swap to swap the fixed rate payment to a floating rate payment of SOFR + 1.3825%. The Company designated this interest rate swap and the November 2027 Notes in a qualifying hedge accounting relationship.
(9) On August 6, 2024, the Company amended the terms of the Revolving Credit Facility, increasing the principal committed to $2.1 billion, the stated rate of interest to SOFR + 1.525% and the maturity date to 8/29/2029.

18

Important Disclosure Information 19

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or thenegative versions of thesewords or othercomparablewords thereof. Thesemay include BXSL’sfinancial estimatesand theirunderlyingassumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwiserequiredbyfederalsecurities laws, BXSLundertakesnoobligationtopubliclyupdate or revise anyforward-looking statements,whetheras a result of new information, future developments or otherwise. 20